UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 15, 2008

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                  1-9494               13-3228013
(State or other jurisdiction    (Commission          (I.R.S. Employer
     of incorporation)          File Number)        Identification No.)


727 Fifth Avenue, New York, New York                    10022
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01       Other Events.

On May 15, 2008, Registrant issued a press release announcing that its Board of Directors has declared a 13% increase in the quarterly dividend rate on its Common Stock. This action increases the rate from $0.15 per share per quarter to a new rate of $0.17 per share per quarter, or $0.68 per share on an annualized basis. The dividend will be paid on July 10, 2008 to stockholders of record on June 20, 2008.

A copy of the May 15, 2008 press release is attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01       Financial Statements and Exhibits.


     (c)        Exhibits


                99.1    Press Release dated May 15, 2008.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TIFFANY & CO.


                               BY: /s/ Patrick B. Dorsey
                                   ________________________________

                                   Patrick B. Dorsey
                                   Senior Vice President, General Counsel
                                   and Secretary



Date:  May 15, 2008


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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Text of Press Release issued by Tiffany & Co., dated
                  May 15, 2008.